                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No.1
                                       to
                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 1995
                                                   -----------------


                              GILMAN & CIOCIA, INC.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)


      Delaware                     000-22996                       11-2587324
- ----------------------             ----------                    ---------------
(State or jurisdiction             Commission                    (I.R.S.Employer
of incorporation or                file                          Identification
organization)                      number                              No.)

475 Northern Boulevard, Great Neck, NY                              11021
- ----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                                 (516) 482-4860
                ------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

ITEM 2.  Reduction of Shares

         Pursuant to a letter from Gilman & Ciocia, Inc. (the "Company") to Steven Gilbert ("Gilbert") dated April 26, 1995, the number of shares constituting the purchase price provided for in the Stock Purchase Agreement dated February 10, 1995 between the Company and Gilbert with respect to the Company's purchase of all the capital stock of Gilbert Financial Services, Inc. (previously filed as Exhibit 99.1 of the 8-K) was reduced by 9,143 shares of common stock from 212,571 shares of common stock to 203,428 shares of common stock.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      The following financial statements are included herein:
                  Revised Pro Forma Statement of Income for the year ended September 30, 1994

         (b) Revised Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1994

         (c)      Exhibits.

Exhibit No.                Description
- -----------                -----------
99.5                       Letter of Amendment

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No.1 to the report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 6, 1996

                                        GILMAN & CIOCIA, INC.



                                        By:/s/ Ralph V. Esposito
                                           --------------------------
                                              Ralph V. Esposito
                                              Chief Financial Officer
                                              (Authorized Signatory)

   GILMAN & CIOCIA, INC. AND SUBSIDIARIES AND GILBERT FINANCIAL SERVICES, INC.
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (*)
                                   (Unaudited)

                                                     Gilman               Gilbert         Pro Forma           Pro Forma
                                                 Sept. 30, 1994       Sept. 30, 1994     Adjustments        Consolidation
                                                 --------------       --------------     -----------        -------------
                                                  (Historical)         (Historical)
ASSETS
Current assets:
 Cash                                              $  331,831            $ 48,109         $   -               $  379,940
 Accounts receivable, net of
    allowances for doubtful
    accounts                                          204,746              47,944              -                 252,690
 Accrued interest and
    other receivables                                 290,017                -                 -                 290,017
 Accounts and notes receivable                          4,344                -                 -                   4,344
 Prepaid expenses and
    assets                                            166,356               5,781              -                 172,137
                                                   ----------            --------         ----                ----------
          Total current assets                        997,294             101,834              -               1,099,128
                                                   ----------            --------         ----                ----------

Property and equipment - net                          484,093              32,086              -                 516,179
                                                   ----------            --------         ----                ----------

Other assets:
 Notes receivable                                      26,003                -                 -                  26,003
 Deferred registration costs                          212,056                -                 -                 212,056
 Intangible assets, net                                46,375                -                 -                  46,375
 Security deposits                                     86,383                -                 -                  86,383
 Cash surrender value -
    officers' life insurance                          117,194                -                 -                 117,194
                                                   ----------            --------         ----                ----------
          Total other assets                          488,011                -                 -                 488,011
                                                   ----------            --------         ----                ----------

                                                   $1,969,398            $133,920         $    -              $2,103,318
                                                   ==========            ========         =====               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                  $   11,966            $    377         $    -              $   12,343
 Note payable - bank                                  166,667                -                 -                 166,667
 Accrued payroll and
    payroll taxes                                      65,777                -                 -                  65,777
 Income taxes payable                                 123,468                -                 -                 123,468
 Accrued expenses and other
    current liabilities                               102,762              11,190              -                 113,952
                                                   ----------            --------         ---------           ----------
          Total current liabilities                   470,640              11,567              -                 482,207
                                                   ----------            --------         ---------           ----------

Long-term debt:
 Note payable bank                                    291,666                -                 -                 291,666
                                                   ----------            --------         ---------           ----------

Stockholders' equity:
 Common stock                                          39,110               1,000              -                  40,110
 Paid-in capital - common stock                     1,163,268               8,511           112,842 (2)        1,284,621
 Paid-in capital -
    warrants and options                              226,080                -                 -                 226,080
 Retained earnings                                    363,525             112,842          (112,842)(2)          363,525
                                                   ----------            --------         ---------           ----------
                                                    1,791,983             122,353              -               1,914,336
 Less:  Stock subscriptions
             receivables                             (584,891)               -                 -                (584,891)
                                                   ----------            --------         ---------           ----------
          Total stockholders'
            equity                                  1,207,092             122,353              -               1,329,445
                                                   ----------            --------         ---------           ----------

                                                   $1,969,398            $133,920         $    -              $2,103,318
                                                   ==========            ========         =========           ==========


* The pro forma consolidating financial information does not purport to be indicative of the balance sheets and statement of operations if the acquisition had been consummated on the dates indicated.

       See notes to pro forma condensed consolidated financial statements.

   GILMAN & CIOCIA, INC. AND SUBSIDIARIES AND GILBERT FINANCIAL SERVICES, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (*)
                                   (Unaudited)

                                        Gilman            Gilbert
                                        ------            -------
                                            For the Year Ended
                                     -------------------------------     Pro Forma        Pro Forma
                                     June 30, 1994    June 30, 1994     Adjustments     Consolidation
                                     -------------    -------------     -----------     -------------
                                      (Historical)      (Historical)

     Net revenues                     $ 6,555,625       $970,046                         $ 7,525,671
                                      -----------       --------                         -----------
     Operating expenses:
      Salaries and commissions          2,833,875        230,868                           3,064,743
      Advertising                       1,291,132         10,763                           1,301,895
      Rent                                648,016         35,524                             683,540
      Depreciation and amortization       158,669         16,030                             174,699
      General and administrative
        expenses                        1,335,522        278,113                           1,613,635
                                      -----------       --------                         -----------
     Total operating expenses           6,267,214        571,298                           6,838,512
                                      -----------       --------                         -----------

     Income from operations               288,411        398,748                             687,159
                                      -----------       --------                         -----------

     Other income (expenses):
      Loss reimbursement for
        certain locations                  17,600              -                              17,600
      Interest income                      71,214            759                              71,973
      Interest expense                    (87,240)             -                             (87,240)
      Rental income                         8,781              -                               8,781
      Amortization of deferred
        financing costs                  (221,300)             -                            (221,300)
      Gain on disposal of
        property and equipment             16,745              -                              16,745
      Other income                         31,443              -                              31,443
                                      -----------       --------                         -----------
     Total other income
      (expenses) - net                   (162,757)           759                            (161,998)
                                      -----------       --------                         -----------

     Income before provision for
      income taxes - historical           125,654        399,507                             525,161

     Provision for income taxes -
      historical                          395,037              -                             395,037
                                      -----------       --------                         -----------

     Net income (loss) historical        (269,383)       399,507                             130,124

     Pro forma income taxes
      (credit) - unaudited               (345,714)(1)    147,818                            (197,896)
                                      -----------       --------                         -----------

     Net income - unaudited -
      pro forma                       $    76,331       $251,689                         $   328,020
                                      ===========       ========                         ===========

     Earnings Per Share:

      Net income per common share -
        pro forma - unaudited         $       .02       $    .06                         $       .08
                                      ===========       ========                         ===========

      Weighted average number of
        shares outstanding              3,881,057              -                           4,084,485
                                      ===========       ========                         ===========

* The pro forma consolidating financial information does not purport to be indicative of the balance sheets and statement of operations if the acquisition had been consummated on the dates indicated.

       See notes to pro forma condensed consolidated financial statements.

                              GILMAN & CIOCIA, INC.

              NOTES TO PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS
                                   (Unaudited)

Introduction

          The pro forma consolidating financial statements reflects the acquisition by Gilman & Ciocia, Inc. (Gilman) of Gilbert Financial Services, Inc. (Gilbert). Gilman's year end is June 30, 1994 and Gilbert's year end is September 30, 1994. The pro forma financial statements will consist of a combining balance sheet of (i) Gilman at June 30, 1994 and Gilbert at September 30, 1994, and (ii) Gilman and Gilbert at September 30, 1994, respectively with certain pro forma adjustments. The statement of operations will be presented for a two year period consisting of Gilman for the years ended June 30, 1994 and 1993 and Gilbert for the years ended September 30, 1994 and 1993, and Gilman and Gilbert for the year ended June 30, 1994, respectively with certain pro forma adjustments.

          Gilman will be exchanging 203,428 shares of its common stock in exchange for Gilbert's 1,000 shares of common stock which represents all of the outstanding shares of Gilbert. For accounting purposes, the acquisition will be accounted for as a pooling of interests.

          The pro forma information does not purport to be indicative of the consolidating balance sheets and the consolidating statements of operations which would have actually been obtained if the acquisition transaction had been consummated on the dates indicated. In addition, the pro forma financial statements do not purport to be indicative of the balance sheets or results of operations which may be obtained in the future.

          The pro forma financial information has been prepared by the Company and all calculations and estimates have been made by the Company based upon adjustments deemed appropriate by the Company. Certain of these adjustments are set forth under the section "Explanation of Pro Forma Adjustments".

          The pro forma financial information should be read in conjunction with the historical financial statements of Gilman and Gilbert, including the notes of the financial statements. Gilman's historical financial information is contained in a filing of the Form 10-K dated June 30, 1994. Gilbert's historical financial information is included in this Form 8-K.

Explanation of Pro Forma Adjustments

1. To record the effect of the termination of Gilbert's and Gilman's "S" corporation status and to reflect the application of corporate income taxes to net income at a rate representing the statutory rate in effect for each period.

2. To reclassify the retained earnings to additional paid-in capital in connection with the termination of Gilbert's election as a subchapter "S" corporation.

            EXHIBIT INDEX

Exhibit No.                  Description
- ----------                   -----------

   99.5                 Letter of Amendment